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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this report of the Company on Form 10-K for year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley J. Musial, Vice President - Finance and Chief Financial Officer of the Company, hereby certify, based on my knowledge, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date:    March 28, 2003                   By:   /s/  Stanley J. Musial
                                                -------------------------------
                                               Stanley J. Musial
                                               Vice President - Finance
                                               And Chief Financial Officer